                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                OCTOBER 16, 1995
                                ----------------
               Date of Report (Date of earliest event reported)





                                JAY JACOBS, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)



          WASHINGTON                    0-15934                  91-0698077
          ----------                    -------                  ----------
       (State or other           (Commission File No.)            (I.R.S.
       jurisdiction of                                            I.D. No.)
      incorporation or
        organization)


          1530 Fifth Avenue
          Seattle, Washington                                       98101
--------------------------------------------------------------------------------
  (Address of principal executive offices)                        (Zip Code)


                                 (206) 622-5400
                                 --------------
               (Registrant's telephone number including area code)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

     On October 16, 1995, the United States Bankruptcy Court for the Western District of Washington at Seattle (the "Bankruptcy Court") approved the First Amended Disclosure Statement (the "Disclosure Statement") of Jay Jacobs, Inc. (the "Company"), regarding the Company's First Amended Chapter 11 Plan of Reorganization dated October 16, 1995 (the "Plan"), as providing "adequate information" under Section 1125 of the United States Bankruptcy Code in connection with the solicitation of votes with respect to the Plan. Thereafter, the Company began (a) distributing copies of the Disclosure Statement and all exhibits and attachments thereto to all holders of claims against and interests in the Company, and (b) soliciting votes with respect to the Plan. A copy of the Disclosure Statement is attached as Exhibit 99.5 hereto and incorporated herein by reference, and a copy of the Plan is attached as Exhibit 2 hereto and incorporated herein by reference.

     The Disclosure Statement includes and describes the Plan under which all claims against and equity interests in the Company will be treated and/or discharged and under which the Company will emerge from the protection of Chapter 11 of the Bankruptcy Code. Moreover, the Plan has been endorsed by the Official Committee of Unsecured Creditors appointed in the Company's Chapter 11 case.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits

EXHIBIT NO.    DESCRIPTION
-----------    -----------

  2 Company's First Amended Chapter 11 Plan of Reorganization dated October 16, 1995

          Exhibit A           Specimen 9.5% Per Annum Promissory Note of the
                              Company Due January 2, 2001

          Exhibit B           Leases To Be Assumed

          Exhibit C           Leases To Be Rejected

          Exhibit D           1995 Stock Option Plan of the Company

  99.1 Letter dated October 16, 1995, from Rex Loren Steffey to all creditors and shareholders of the Company

                                        2
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  99.2    Letter dated October 16, 1995, from Siegel, Sommers & Schwartz,
          L.L.P., to the unsecured creditors of the Company

  99.3 Notice dated October 19, 1995, to the United States Trustee, creditors, equity security holders, and other parties in interest of
          (a) Approval of Debtor's Fist Amended Disclosure Statement; (b) Hearing on Debtor's First Amended Chapter 11 Plan of Reorganization; and (c) Deadline for filing (1) Ballots Accepting or Rejecting Plan, and (2) Objections to Plan

  99.4    Ballot

  99.5 Company's First Amended Disclosure Statement Regarding Its Chapter 11 Plan of Reorganization dated October 16, 1995

          Exhibit A-1*   Forms 10-K and 10-K/A of the Company for the fiscal
                         year ended January 28, 1995

          Exhibit A-2*   Form 10-Q of the Company for the quarterly period ended
                         July 29, 1995

          Exhibit B-1    Employment Agreement between Rex Loren Steffey and the
                         Company effective as of July 1, 1995

          Exhibit B-2    Employment Agreement between William L. Lawrence, Jr.,
                         and the Company effective as of July 1, 1995

          Exhibit C      $10,000,000 Loan Commitment Letter dated September 28,
                         1995, of LaSalle National Bank to the Company

          Exhibit D      Summary of Scheduled and Filed Claims

          Exhibit E-1    Projected Statement of Operations Financial Assumptions
                         of the Company for the Years Ending January 31, 1996, through January 31, 2001

--------------------------

          *Previously filed with the Securities and Exchange Commission under File No. 0-15934 and incorporated herein by reference.

                                        3

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          Exhibit E-2    Projected Statement of Operations of the Company for
                         the Years Ending January 31, 1995, through January 31, 2001 Including New Store Additions


          Exhibit E-3    Balance Sheet of the Company for the Years Ending
                         January 31, 1995, through January 31, 2001

          Exhibit E-4    Projected Statement of Cash Flows of the Company for
                         the Years Ending January 31, 1996, through January 31,
                         2001

          Exhibit F      Liquidation Analysis

                                        4

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          DATED this 9th day of November 1995.

                                JAY JACOBS, INC.



                              By  /s/ Doris Williams
                                 --------------------------
                                   Doris Williams
                                   Executive Vice President